UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 11, 2026

CAREDX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8000 Marina Boulevard
Brisbane, California 94005
(Address of Principal Executive Offices) (Zip Code)
(415) 287-2300
Registrant’s telephone number, including area code
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2026, CareDx, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company’s 2024 Equity Incentive Plan (as previously amended by Amendment No. 1, the “Plan”) in accordance with the voting results set forth below under Item 5.07. The Plan Amendment was previously adopted by the Company’s Board of Directors at its meeting on April 21, 2026, subject to and effective upon stockholder approval. The material terms of the Plan Amendment were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”) under the caption “Proposal No. 5 Approval of Amendment to the 2024 Equity Incentive Plan.”

The Plan Amendment authorizes an increase in the available shares reserved under the Plan by 1,600,000 shares, or approximately 3.1% of common shares issued and outstanding, subject to adjustment as provided in the Plan, and an equivalent increase in the number of shares of stock available for grant pursuant to incentive stock options, as more fully described in the Proxy Statement.

The above description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described above, on June 11, 2026, the Company held its Annual Meeting. 48,142,732 shares of common stock, representing approximately 93% of the total outstanding shares entitled to vote at the Annual Meeting, were present virtually or represented by proxy, which constituted a quorum for the transaction of business. The Company’s stockholders who were present virtually or represented by proxy voted on five proposals at the Annual Meeting, each of which is described below and more fully in the Proxy Statement.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect Fred E. Cohen, M.D., D. Phil, R. Bryan Riggsbee and Suresh Gunasekaran as Class II directors, and Michael D. Goldberg and John W. Hanna as Class III directors, each to serve a one-year term, which will expire at the 2027 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier death, resignation or removal.
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.To approve, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.
4.To approve, on a non-binding advisory basis, of the frequency of advisory votes on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.
5.To approve the amendment of the Company’s 2024 Equity Incentive Plan to increase the available shares reserved thereunder.

The final voting results for each of these proposals are as follows:

Proposal 1: Election of three Class II directors and two Class III directors, identified in the table below, each to serve a one-year term, which will expire at the 2027 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier death, resignation or removal.

Nominees	Class	Shares For	Shares Withheld	Broker Non-Votes
Fred E. Cohen, M.D., D. Phil	II	40,271,984	1,041,038	6,829,710
R. Bryan Riggsbee	II	38,851,207	2,461,815	6,829,710
Suresh Gunasekaran	II	41,091,649	221,373	6,829,710
Michael D. Goldberg	III	38,837,463	2,475,559	6,829,710
John W. Hanna	III	40,812,915	500,107	6,829,710

Each of the five nominees for director was elected to serve until the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
48,012,497	111,586	18,649	—

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026.

Proposal 3: Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
39,387,247	1,905,070	20,705	6,829,710

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 4: Approval, on a non-binding advisory basis, of the frequency of advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstaining	Broker Non-Votes
39,804,235	64,263	1,416,678	27,846	6,829,710

The Company’s stockholders advised that they were in favor of “one year” as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. Based on the results of the advisory vote, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every one year.

Proposal 5: Approval of the amendment of the Company’s 2024 Equity Incentive Plan.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
27,575,633	13,702,645	34,744	6,829,710

The Company’s stockholders voted to approve the Plan Amendment.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to the CareDx, Inc. 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.

Date: June 15, 2026	By:	/s/ JOHN HANNA
John W. Hanna
President, Chief Executive Officer and Director